SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934 (Amendment No.    )
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☐	Definitive Joint Proxy Statement
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PCM FUND, INC.
PIMCO CORPORATE INCOME FUND
PIMCO CORPORATE OPPORTUNITY FUND
PIMCO INCOME OPPORTUNITY FUND

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NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 14, 2010
c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105
     To the Shareholders of PCM Fund, Inc. (“PCM”), PIMCO Corporate Income Fund (“PCN”), PIMCO Corporate Opportunity Fund (“PTY”), and PIMCO Income Opportunity Fund (“PKO”) (each a “Fund” and, collectively, the “Funds”):
     Notice is hereby given that a Joint Annual Meeting of Shareholders (the “Meeting”) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Wednesday, April 14, 2010 at 10:30 A.M., Eastern Time, for PCN, PTY and PKO and at 11:30 A.M. for PCM, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 26, 2010:
1.	To consider whether to liquidate PCM;

2.	To elect Trustees/Directors of the Funds, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
     The Board of Trustees/Directors of each Fund has fixed the close of business on February 18, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees/Directors of each Fund.
     As required by the PCM’s prospectus dated August 27, 1993, you are being asked to consider a proposal to liquidate the Fund and pay the net proceeds of that liquidation to shareholders. The Directors unanimously recommend that you vote AGAINST this liquidation proposal. In 1993, the year that PCM began its investment operations, in light of the uncertainty as to how the Fund would perform, and the tendency of closed-end funds frequently to trade at a discount to their net asset value (“NAV”), the Board thought it necessary to undertake to submit a liquidation proposal in 2004 (and if not approved, again in the years 2007 and 2010) in order to assure potential investors in the Fund’s initial public offering that they could eventually liquidate their shares at NAV if the Fund was not successful in meeting its investment objective. Under Maryland law and the Fund’s Articles of Incorporation, approval of the proposal to liquidate requires the affirmative vote of two-thirds of the Fund’s shares outstanding and entitled to vote on the matter. The terms of the proposed Plan of Liquidation are discussed in Proposal 1 of the Proxy Statement. If the liquidation proposal is not approved this year, then a similar proposal would only be presented at the discretion of the Board of Directors.
     After careful consideration, the Board of Directors of PCM recommends a vote “AGAINST” Proposal 1 and the Board of Trustees/Directors of each Fund recommends a vote “FOR” Proposal 2. The matters referred to above are discussed in detail in the proxy statement attached to this notice.
By order of the Board of Trustees/Directors
of each Fund
Thomas J. Fuccillo
Secretary
New York, New York

February 26, 2010
It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PCM FUND, INC. (“PCM”)
PIMCO CORPORATE INCOME FUND (“PCN”)
PIMCO CORPORATE OPPORTUNITY FUND (“PTY”)
PIMCO INCOME OPPORTUNITY FUND (“PKO”)
c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 14, 2010
The 2010 Proxy Statement and the Annual Reports to Shareholders for the fiscal year ended October 31, 2009 for PIMCO Corporate Income Fund and PIMCO Income Opportunity Fund, and for the fiscal years ended November 30, 2009 and December 31, 2009 for PIMCO Corporate Opportunity Fund and PCM Fund, Inc., respectively, are also available at www.allianzinvestors.com.

PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 14, 2010
INTRODUCTION
     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees/Directors (the “Board”) of PCM Fund, Inc. (“PCM”), PIMCO Corporate Income Fund (“PCN”), PIMCO Corporate Opportunity Fund (“PTY”) and PIMCO Income Opportunity Fund (“PKO”) (each a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Wednesday, April 14, 2010 at 10:30 A.M for PCN, PTY and PKO and at 11:30 A.M. for PCM, Eastern Time.
     The Notice of Joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about February 26, 2010.
     The Meeting is scheduled as a joint meeting of the holders of common shares (the “Common Shareholders”) of each Fund and preferred shares (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”) of PCN and PTY. The Shareholders of the Funds are expected to consider and vote on similar matters and shareholders of PCM are expected to consider and vote on an additional matter. Shareholders of PCM will vote on the first proposal set forth herein (“Proposal 1”) and shareholders of each Fund will vote on the second proposal set forth herein (“Proposal 2”, and together with Proposal 1, the, “Proposals”) and on any other matters that may arise for that Fund. An unfavorable vote on any one of the Proposals by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of such other Fund.
     The Board of each Fund has fixed the close of business on February 18, 2010 as the record date (the “Record Date”) for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any adjournment or postponement thereof. Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees/Directors. The following table sets forth the number of shares of common stock (“Common Shares”) and shares of preferred stock (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding for each Fund at the close of business on the Record Date:

	Outstanding	Outstanding
	Common Shares	Preferred Shares
PCM	[ ]	N/A
PCN	[ ]	[ ]
PTY	[ ]	[ ]
PKO	[ ]	N/A
     The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.
     With regard to Proposal 1, at the Meeting, Common Shareholders of PCM voting as a single class, will have the opportunity to vote on whether to liquidate PCM. The Directors unanimously recommend that shareholders vote “AGAINST” Proposal 1.
     With regard to Proposal 2, at the Meeting, Preferred Shareholders of PCN and PTY will have equal voting rights (i.e., one vote per Share) with such Fund’s Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting. In addition, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), Preferred Shareholders, voting as a separate class, have the right to elect at least two trustees (the “Preferred Shares Trustees”) at all times. As summarized in the table below, (i) the Common Shareholders of PCM voting as a single class, have the right to vote on the re-election of William B. Ogden, IV and the election of James A. Jacobson as Directors of PCM; (ii) the Common and Preferred Shareholders of PCN, voting together as a single class, have the right to re-elect Paul Belica as a Trustee of PCN; (iii) the Preferred Shareholders of PCN, voting as a separate class, have the right to elect James A. Jacobson as a Preferred Shares Trustee of PCN; (iv) the Common and Preferred Shareholders of PTY voting together as a single class, have the right to re-elect Hans W. Kertess and William B. Ogden, IV as Trustees of PTY; (v) the Preferred Shareholders of PTY, voting as a separate class, have the right to vote on the re-election of Robert E. Connor and the election of James A. Jacobson as Preferred Shares Trustees of PTY; (vi) the Common Shareholders of PKO voting as a single class, have the right to vote on the re-election of Paul Belica and John C. Maney and the election of James A. Jacobson as Trustees of PKO.

Summary

Proposal 2	Common Shareholders	Preferred Shareholders
Election of Trustees
PCM
Independent Directors/Nominees*
Election of James A. Jacobson	✓	N/A
Re-election of William B. Ogden, IV	✓	N/A
PCN
Independent Trustees/Nominees*
Re-election of Paul Belica	✓	✓
Election of James A. Jacobson	N/A	✓
PTY
Independent Trustees/Nominees*
Re-election of Robert E. Connor	N/A	✓
Election of James A. Jacobson	N/A	✓
Re-election of Hans W. Kertess	✓	✓
Re-election of William B. Ogden, IV	✓	✓
PKO
Independent Directors/Nominees*
Re-election of Paul Belica	✓	N/A
Election of James A. Jacobson	✓	N/A
Interested Trustee†/Nominee
Re-election of John C. Maney	✓	N/A

*	“Independent Trustees/Directors” or “Independent Nominees” are those Trustees/Directors or nominees who are not “interested persons,” as defined in the 1940 Act, of each Fund.

†	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of

America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Management Partners LLC and Nicholas-Applegate Holdings LLC; Member — Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd ; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman — Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.
     You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposals listed in the attached Notice, your proxy will be voted in favor of the election of all nominees and, in the case of Proposal 1 for PCM, against the liquidation of PCM. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, NY 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposals set forth herein, properly comes before the Meeting, including any adjournment thereof, the persons named as proxies will vote in their sole discretion.
     The principal executive offices of the Funds are located at 1345 Avenue of the Americas, New York, New York 10105. AGIFM serves as the investment manager of each Fund and retains its affiliate, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), to serve as each Fund’s sub-adviser. Additional information regarding the Manager and PIMCO may be found under “Additional Information — Investment Manager and Sub-Adviser” below.
     The solicitation will be by mail primarily and the cost of soliciting proxies for a Fund will be borne by that Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by each of the Funds based on each Fund’s relative net assets.
     As of February 18, 2010, the Trustees/Directors and nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares and, to the knowledge of the Funds, the following entities beneficially owned more than five percent (5%) of the outstanding Common or Preferred Shares of a Fund as indicated:

Beneficial Owner	Fund	Percentage of Ownership of Class
Citigroup Inc.	PCN	53.2% of Preferred Shares
Bank of America Corporation	PCN	12.3% of Preferred Shares
UBS AG	PCN	7.78% of Preferred Shares
UBS AG	PTY	22.01% of Preferred Shares
Bank of America Corporation	PTY	37.1% of Preferred Shares
Sit Investment Associates, Inc.	PCM	9.40% of Common Shares
The Keller Group Investment Management, Inc.	PCM	8.88% of Common Shares

PROPOSAL 1: WHETHER TO LIQUIDATE PCM
     As stated in the prospectus used to offer Common Shares of PCM in its initial public offering, dated August 27, 1993, PCM’s Board of Directors undertook to submit to shareholders at the annual meeting of shareholders in the year 2010 a proposal to provide for the orderly liquidation of the Fund and the payment of the net proceeds of liquidation to shareholders. Under the terms of the Fund’s Articles of Incorporation, approval of such a proposal requires the affirmative vote of two-thirds (66 2/3%) of the Fund’s shares outstanding and entitled to vote on the matter. In accordance with the above-noted undertaking, a similar proposal was made to the Fund’s shareholders at the Fund’s annual meetings in 2004 and 2007, and in both cases shareholders voted against liquidation at the recommendation of the Board. The undertaking requires that a liquidation proposal be submitted again at the Meeting in 2010. If the Proposal is not approved, the Board of Directors will not be required to submit a similar proposal thereafter, but may do so in its discretion.
     The Directors unanimously recommend that shareholders vote AGAINST this proposal for the reasons noted below.
     In 1993, the year that the Fund began its investment operations, in light of the uncertainty as to how the Fund would perform, and the tendency of closed-end funds frequently to trade at a discount to their net asset value (“NAV”), the Board thought it necessary to undertake to submit a liquidation proposal in 2004, again in 2007 and again in 2010 in order to assure potential investors in the Fund’s initial public offering that they could eventually liquidate their shares at NAV if the Fund was not successful in meeting its investment objective.
     We believe that the Fund has, however, been generally successful in meeting its investment objective. Although past performance neither guarantees nor predicts future performance, as indicated in the table below, the Fund’s NAV total return performance significantly outperformed the Fund’s benchmark for the one year period ended December 31, 2009. The Fund’s NAV total return slightly underperformed its benchmark for the five and ten year periods and underperformed its benchmark for the three year period ended December 31, 2009. Since March 2007, the Fund has also maintained its targeted common share dividend and has paid out special year-end cash distributions in 2008 and 2009.
     The following chart shows performance of the Fund for periods ended December 31, 2009:

	1 Year	3 Years*	5 Years*	10 Years*
Net Asset Value (NAV) Performance of Fund	57.78%	-1.41%	1.85%	5.68%
Market Value Performance of Fund (NYSE)	[ ] %	[ ] %	[ ] %	[ ] %
Barclay’s CMBS Investment Grade Index	28.45%	2.53%	2.82%	6.01%

*	Annualized
     The performance data quoted represents past performance. Past performance is no guarantee of future results. The performance above represents the total return performance of the Fund as compared to the Barclay’s CMBS Investment Grade Index, an unmanaged market index considered to be representative of the bond market. It is not possible to invest directly in this index.

     The Fund’s common shares have traded at an average premium of 1.202% to their NAV [for the three years ended December 31, 2009]. As of December 31, 2009, the Fund’s common shares traded at a 2.972% premium to their NAV. As of [recent date closer to the date of the proxy statement], the Fund’s Common Shares traded at a [          ]% [premium][discount] to their NAV. However, there can be no guarantee that the Fund will continue to trade at a premium to its NAV. The chart below shows graphically the Fund’s NAV and market share price from its inception on September 2, 1993 to December 31, 2009.

Fund NAV vs. Share Price
September 2, 1993-December 31, 2009
     Liquidation is an extraordinary action that would eliminate the vehicle chosen by current shareholders for long-term investment. It could result in shareholders receiving less than the market value of their shares, if the Fund continues to trade at a premium to its NAV. Liquidation would also cause the Fund to incur transaction costs associate with liquidating its portfolio as well as legal and other costs. Liquidation could also subject shareholders to applicable Federal, state and local income taxes on the difference between the proceeds of liquidation and their tax bases in shares of the Fund just as if they had voluntarily sold their shares. Finally, liquidation [would cause] the Fund to lose the potential benefits of capital loss carryforwards that otherwise could help the Fund reduce any future capital gains distributions that would be taxable to shareholders. In light of these factors, and the Fund’s long-term performance, the Board recommends that shareholders vote AGAINST this proposal.
     To assist shareholders in their consideration of this matter, attached as Exhibit A is a form of a Plan of Liquidation for the Fund which sets forth the process by which liquidation would be effected if the Proposal is approved. In the event that shareholders vote in favor of this Proposal, the Board could make such non-material amendments to the Plan as it deems necessary in its sole discretion. Although the Board strongly recommends that shareholders vote AGAINST this proposal, for the reasons stated above, the Board believes that providing this Plan is necessary to enable shareholders to make an informed decision.
     Under the Plan, the Fund would cease its operations as an investment company. The Fund would conduct no business other than winding up its affairs, and would liquidate all of its assets and convert them to cash or cash equivalents on an orderly basis. After paying or making provision to pay the Fund’s liabilities, the Fund would distribute pro rata all of the remaining assets of the Fund to each shareholder of record, and cancel all outstanding shares of the Fund.
     THE BOARD OF DIRECTORS, INCLUDING THE DISINTERESTED DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” LIQUIDATING THE FUND UNDER PROPOSAL I.
PROPOSAL 2: ELECTION OF TRUSTEES/DIRECTORS
     In accordance with each of PCN’s, PTY’s and PKO’s Amended and Restated Agreement and Declaration of Trust (each a “Declaration”) and PCM’s Articles of Incorporation, as amended (the “Articles”), the Trustees/Directors have been divided into the following three classes (each a “Class”): Class I, Class II and Class III. In December 2009, the Board of Trustees/Directors of each Fund appointed James A. Jacobson to serve as a Preferred Shares Trustee of PCN and PTY to fill a Class II vacancy and to serve as a Common Shares Trustee for PKO and PCM to fill a Class II and a Class I vacancy, respectively, resulting from the resignation of Diana L. Taylor, who formerly served as a Trustee/Director of each Fund. Accordingly, the Nominating Committee has recommended James A. Jacobson for election by the Preferred Shareholders of PCN and PTY, voting as a separate class, as Preferred Shares Trustee of those Funds, and has recommended James A. Jacobson for election by the Common Shareholders of PKO and PCM as Trustee/Director of those Funds. The Nominating Committee has recommended the other nominees listed herein for re-election by the Shareholders as Trustees/Directors to the Funds, as applicable.
     With respect to PCM, the term of office of the Class I Directors will expire at the Meeting; the term of office of the Class II Directors will expire at the 2011 annual meeting of shareholders; and the term of office of the Class III Directors will expire at the 2012 annual meeting of shareholders. Currently, William B. Ogden, IV is the Class I Director on the Board. The Nominating Committee has recommended to the Board that Mr. Ogden be nominated for re-election and Mr. Jacobson be nominated for election by Common Shareholders, voting as a single class, as Class I Directors at the Meeting. Consistent with the Fund’s Articles, if elected, the nominees shall hold office for terms coinciding with the Classes of Directors to which they have been designated. Therefore, if elected at the Meeting, Messrs. Ogden and Jacobson will serve a term consistent with the Class I Directors, which will expire at the Fund’s 2013 annual meeting.
     With respect to PCN, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the 2011 annual meeting of shareholders; and the term of office of the Class I Trustees will expire at the 2012 annual meeting of shareholders. Currently, Paul Belica is the Class II Trustee on the Board. The Nominating Committee has recommended to the Board that Mr. Belica be nominated for re-election by Shareholders, voting as a single class, as a Class II Trustee and Mr. Jacobson be nominated for election by the Preferred Shareholders, voting as a separate class, as a Class II Preferred Shares Trustee at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Belica and Jacobson will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2013 annual meeting.
     With respect to PTY, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the 2011 annual meeting of shareholders; and the term of office of the Class III Trustees will expire at the 2012 annual meeting of shareholders. Currently, Robert E. Connor,

Hans W. Kertess and William B. Ogden, IV are the Class I Trustees on the Board. The Nominating Committee has recommended to the Board that Messrs. Kertess and Ogden be nominated for re-election by Shareholders, voting as a single class, as Class I Trustees and that Messrs. Connor and Jacobson be nominated for re-election and election, respectively, by the Preferred Shareholders, voting as a separate class, as a Class I and Class II Trustee, respectively, at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Connor, Kertess and Ogden will serve a term consistent with the Class I Trustees, which will expire at the Fund’s 2013 annual meeting. If elected at the Meeting, Mr. Jacobson will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2011 annual meeting.
     With respect to PKO, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the 2011 annual meeting of shareholders; and the term of office of the Class I Trustees will expire at the 2012 annual meeting of shareholders. Currently, Paul Belica, and John C. Maney are the Class II Trustees on the Board. The Nominating Committee has recommended to the Board that Messrs. Belica and Maney be nominated for re-election and Mr. Jacobson be nominated for election, by Common Shareholders, voting as a single class, as Class II Trustees at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Belica, Jacobson and Maney will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2013 annual meeting.
     All members of each Board of PCN, PTY and PKO are and will remain, if elected, “Continuing Trustees,” as such term is defined in the Declarations of PCN, PTY and PKO, having either served as Trustee since the inception of the Funds or having been nominated by at least a majority of the Continuing Trustees then members of the Boards.
     At any annual meeting of shareholders, any Trustee/Director elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders (whether or not such vacancy has been filled by election of a new Trustee/Director by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees/Directors to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees/Directors, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees/Directors, any Trustee/Director so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee/Director to which such office has been apportioned and until his or her successor shall be elected and shall qualify.
     The following table summarizes the nominees who will stand for election at the Meeting, the respective Classes of Trustees/Directors to which they have been designated and the expiration of their respective terms if elected:

Trustee/Director/Nominee	Class	Expiration of Term if Elected*
PCM
James A. Jacobson	Class I	2013 Annual Meeting
William B. Ogden, IV	Class I	2013 Annual Meeting

Trustee/Director/Nominee	Class	Expiration of Term if Elected*
PCN
Paul Belica	Class II	2013 Annual Meeting
James A. Jacobson	Class II	2013 Annual Meeting
PTY
Robert E. Connor	Class I	2013 Annual Meeting
James A. Jacobson	Class II	2011 Annual Meeting
Hans W. Kertess	Class I	2013 Annual Meeting
William B. Ogden, IV	Class I	2013 Annual Meeting
PKO
Paul Belica	Class II	2013 Annual Meeting
James A. Jacobson	Class II	2013 Annual Meeting
John C. Maney**	Class II	2013 Annual Meeting

*	A Trustee of PCN, PTY and PKO elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. A Director of PCM elected at an annual meeting shall hold office until his or her successor is elected and qualifies.

**	Mr. Maney is an Interested Trustee/Nominee.
     Under this classified Board structure, generally only those Trustees/Directors in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees/Directors of the Fund and, thus, promotes the continuity of management.
     Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).
Information Regarding Trustees/Directors and Nominees.
     The following table provides information concerning the Trustees/Directors/Nominees of the Funds.

Number of
				Portfolios in Fund	Other
	Position(s)			Complex Overseen	Directorships Held
Name,	Held	Term of Office		by	by
Address*, Date of Birth	with the	and Length of	Principal	Trustee/Director	Trustee/Director
and Class	Funds	Time Served	Occupation(s) During the Past 5 Years	Nominee	Nominee
Independent Trustees/Directors /Nominees
Paul Belica 09/27/1921			Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; and formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	49	None.

PCM — Class III	Director	PCM — Since April 2008

Number of
				Portfolios in Fund	Other
	Position(s)			Complex Overseen	Directorships Held
Name,	Held	Term of Office		by	by
Address*, Date of Birth	with the	and Length of	Principal	Trustee/Director	Trustee/Director
and Class	Funds	Time Served	Occupation(s) During the Past 5 Years	Nominee	Nominee

PCN — Class II	Nominee, Trustee	PCN — Since inception (December 2001)

PTY — Class III	Trustee	PTY — Since inception (November 2002)

PKO — Class II	Nominee, Trustee	PKO — Since inception (November 2007)

Robert E. Connor 09/17/1934			Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	49	None.

PCM — Class III	Director	PCM — Since April 2008

PCN — Class I	Trustee	PCN — Since inception (December 2001)

PTY — Class I	Nominee, Trustee	PTY — Since inception (November 2002)

PKO — Class III	Trustee	PKO — Since inception (November 2007)

James A. Jacobson 02/03/1945		Since December 2009	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange.	44	Trustee, Alpine Mutual Funds Complex consisting of 16 funds

PCM — Class I	Nominee, Director

PCN — Class II	Nominee, Trustee

PTY — Class II	Nominee, Trustee

PKO — Class II	Nominee, Trustee

Hans W. Kertess 07/12/1939	Trustee and Chairman of the Board		President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	49	None.

Number of
				Portfolios in Fund	Other
	Position(s)			Complex Overseen	Directorships Held
Name,	Held	Term of Office		by	by
Address*, Date of Birth	with the	and Length of	Principal	Trustee/Director	Trustee/Director
and Class	Funds	Time Served	Occupation(s) During the Past 5 Years	Nominee	Nominee
PCM — Class II	Director	PCM — Since April 2008

PCN — Class I	Trustee	PCN — Since inception (December 2001)

PTY — Class I	Nominee, Trustee	PTY — Since October 2003

PKO — Class I	Trustee	PKO — Since inception (November 2007)

William B. Ogden, IV 01/11/1945			Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	49	None.

PCM — Class I	Nominee, Director	PCM — Since April 2008

PCN — Class I	Trustee	PCN — Since September 2006

PTY — Class I	Nominee, Trustee	PTY — Since September 2006

PKO — Class I	Trustee	PKO — Since March 2008

R. Peter Sullivan III 09/04/1941			Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	49	None.

PCM — Class II	Director	PCM — Since April 2008

PCN — Class III	Trustee	PCN — Since April 2002

PTY — Class II	Trustee	PTY — Since September 2004

PKO — Class III	Trustee	PKO — Since March 2008

Interested Trustee/Director/Nominee

John C. Maney 08/03/1959			Management Board of Allianz Global Investors Fund Management LLC; Management Board	78	None.

Number of
				Portfolios in Fund	Other
	Position(s)			Complex Overseen	Directorships Held
Name,	Held	Term of Office		by	by
Address*, Date of Birth	with the	and Length of	Principal	Trustee/Director	Trustee/Director
and Class	Funds	Time Served	Occupation(s) During the Past 5 Years	Nominee	Nominee
and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

PCM — Class II	Director	PCM — Since April 2008

PCN — Class III	Trustee	PCN — Since December 2006

PTY — Class III	Trustee	PTY — Since December 2006

PKO — Class II	Nominee, Trustee	PKO — Since inception (November 2007)

*	The business address of each person listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.
The following table states the dollar range of equity securities beneficially owned as of February 18, 2010 by each Trustee/Director and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustee/Director or nominee in the “family of investment companies,” including the Funds.

Aggregate Dollar Range of Equity Securities in All
Name of		Registered Investment Companies Overseen by
Trustee/Director	Dollar Range of Equity	Trustee/Directors/Nominee in the Family of Investment
/Nominee	Securities in the Funds*	Companies*
Independent Trustees/Directors/Nominees
Paul Belica	None.	None.
Robert E. Connor	None.	None.
James A. Jacobson	None.	None.
Hans W. Kertess	None.	None.
William B. Ogden, IV	None.	None.
R. Peter Sullivan III	None.	$10,001 — $50,000
Diana L. Taylor*	None.	None.
Interested Trustee/Director/Nominee
John C. Maney	$10,001 — $50,000	$10,001 — $50,000

Securities are valued as of February 18, 2010.

*	Diana L. Taylor retired as a Trustee/Director of each Fund effective September 10, 2009.
     To the knowledge of the Funds, as of February 18, 2010, Trustees/Directors and nominees who are Independent Trustees/Directors or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation. Each of the Independent Trustees/Directors also serves as a trustee/director of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Income Opportunity Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International and Premium Strategy Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”) and certain other open-end investment companies for which the Manager serves as investment manager and administrator and affiliates of the Manager serve as investment sub-advisers (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”). As indicated below, certain of the officers of the Funds are affiliated with the Manager.
     Each of the Allianz Managed Funds are expected to hold joint meetings of their Boards of Trustees/Directors whenever possible. Each Trustee/Director, other than any Trustee/Director who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. An Audit Oversight Committee Chairman annually receives an additional $50,000 annually, payable quarterly. Trustees/Directors will also be reimbursed for meeting-related expenses.
     Each Trustee/Director’s compensation and other costs of joint meetings will be allocated pro rata among the Allianz Managed Funds for which such Trustee/Director serves as Trustee/Director based on the complexity of issues relating to each such Fund and relative time spent by the Trustees/Directors in addressing them, and secondarily, on each such Fund’s relative net assets (including assets attributable to any outstanding preferred shares issued by an Allianz Closed-End Fund).
     Trustees/Directors do not currently receive any pension or retirement benefits from the Funds or the Fund Complex.
     The following table provides information concerning the compensation paid to the Trustees/Directors and nominees for the fiscal years ended October 31, 2009 for PCN and PKO, November 30, 2009 for PTY and December 31, 2009 for PCM. For the calendar year ended December 31, 2009, the Trustees/Directors received the compensation set forth in the table below for serving as trustees/directors of the Funds and other funds in the same “Fund Complex” as the Funds. Each officer and each Trustee/Director who is a director, officer, partner, member or employee of the Manager or the Sub-Adviser, or of any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, including any Interested Trustee/Director, serves without any compensation from the Funds.

Compensation Table

					Total
					Compensation
					from the
					Funds and
					Fund Complex
		Aggregate			Paid to
	Aggregate	Compensation	Aggregate	Aggregate	Trustees/
	Compensation	from	Compensation	Compensation	Directors/Nominees
	from PCM for	PCN for the	from PTY for	from PKO for	for the
	the Fiscal Year	Fiscal Year	the Fiscal	the Fiscal	Calendar Year
	Ended	Ended	Year Ended	Year Ended	Ended
Name of Trustee/	December 31,	October 31,	November 30,	October 31,	December 31,
Directors /Nominees	2009	2009	2009	2009	2009*
Independent Trustees/Directors/Nominees
Paul Belica	$1,316	$12,406	$20,174	$6,016	$270,000
Robert E. Connor	$1,096	$10,492	$17,535	$4,935	$225,000
Jimmy A. Jacobson**	$294	N/A	N/A	N/A	$11,005
Hans W. Kertess	$1,427	$13,248	$21,511	$7,060	$292,500
William B. Ogden, IV	$1,096	$9,492	$17,535	$3,935	$225,000
R. Peter Sullivan III	$1,096	$10,492	$17,535	$4,935	$225,000
Diana L. Taylor***	$802	$10,492	$17,535	$4,935	$168,750
Interested Trustee/Director/Nominee
John C. Maney	$0	$0	$0	$0	$0

*	In addition to the AGIFM Closed-End Funds, during each Fund’s most recently completed fiscal year, all of the Trustees/Directors served as Trustees/Directors of three open-end investment companies (each consisting of separate investment portfolios) advised by the Manager, except for James A. Jacobson and Diana L. Taylor who served as a Trustee/Director to only two of such open-end companies. These investment companies are considered to be in the same “Fund Complex” as the Funds.

**	James A. Jacobson’s appointment as a Trustee/Director of each Fund was not effective until December 14, 2009.

***	Diana L. Taylor retired as a Trustee/Director effective September 10, 2009.
     The Funds have no employees. The Funds’ officers and Mr. Maney are compensated by the Manager, the Sub-Adviser or one of their affiliates.
Board Committees and Meetings.
     Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange

Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Belica, Connor, Jacobson, Kertess, Ogden and Sullivan, each of whom is an Independent Trustee/Director. Mr. Belica is the Chairman of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Adviser and entities in a control relationship with the Manager or the Sub-Adviser that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.
     Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed.
     The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through June 10, 2008 is attached to this Proxy Statement as Exhibit B. A report of the Audit Oversight Committee of PCM, dated February 22, 2010 is attached to this Proxy Statement as Exhibit C-1. A report of the Audit Oversight Committee of PCN, dated December 23, 2009, is attached to this Proxy Statement as Exhibit C-2. A report of the Audit Oversight Committee of PTY, dated January 25, 2010, is attached to this Proxy Statement as Exhibit C-3. A report of the Audit Oversight Committee of PKO, dated December 23, 2009, is attached to this Proxy Statement as Exhibit C-4.
          Nominating Committee. The Board of each Fund has a Nominating Committee composed solely of Independent Trustees/Directors, currently consisting of Messrs. Belica, Connor, Jacobson, Kertess, Ogden, and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees/Directors are to be nominated for election by shareholders. The Nominating Committee of each Fund has adopted a charter, which is posted on the following website: http://www.allianzinvestors.com/closedendfunds/literature.
     Each member of each Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed.
     Qualifications, Evaluation and Identification of Trustee/Directors Nominees. The Nominating Committee of each Fund requires that Trustee/Director candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees/Directors, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee of each Fund may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

     Consideration of Candidates Recommended by Shareholders. The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees/Directors, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors Fund Management Sponsored Closed-End Funds,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee/Director if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at http://www.allianzinvestors.com/documentLibrary/closedEndFunds/supportingLiterature/nominating_committee_charter.pdf, for details.
     The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.
     Valuation Committee. The Board of each Fund has a Valuation Committee currently consisting of Messrs. Belica, Connor, Jacobson, Kertess, Ogden, Sullivan. The Board of each Fund has delegated to the Committee the responsibility to determine or cause to be determined the fair value of each Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.
     Compensation Committee. The Board of each Fund has a Compensation Committee currently consisting of Messrs. Belica, Connor, Jacobson, Kertess, Ogden and Sullivan. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees/Directors of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser.
     Meetings. With respect to PCM, during the fiscal year ended December 31, 2009, the Board of Trustees held four regular meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session once, the Valuation Committee met in separate session four times and the Compensation Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PCM that were held during the fiscal year ended December 31, 2009 except Mr. Jacobson who was not appointed to the Board until December 14, 2009.
     With respect to PCN, during the fiscal year ended October 31, 2009, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session two times, the Valuation Committee met in separate session three times and the Nominating Committee and the

Compensation Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PCN that were held during the fiscal year ended October 31, 2009 except Mr. Jacobson who was not appointed to the Board until December 14, 2009.
     With respect to PTY, during the fiscal year ended November 30, 2009, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session two times, the Valuation Committee met in separate session three times and the Nominating Committee and the Compensation Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PTY that were held during the fiscal year ended November 30, 2009 except Mr. Jacobson who was not appointed to the Board until December 14, 2009.
     With respect to PKO, during the fiscal year ended October 31, 2009, the Board of Directors held four regular meetings and one special meeting. The Audit Oversight Committee met in separate session two times, the Valuation Committee met in separate session three times, the Nominating Committee met in separate session one time and the Compensation Committees did not meet in separate sessions. Each Director attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Director served for PKO that were held during the fiscal year ended October 31, 2009 except Mr. Jacobson who was not appointed to the Board until December 14, 2009.
Shareholder Communications with the Board of Trustees/Directors. The Board of Trustees/Directors of each Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees/Directors, [name of Fund], c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO or his designee of each Fund is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees/Directors promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee/Director of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees/Directors are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.
Section 16(a) Beneficial Ownership Reporting Compliance. Each Fund’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the New

York Stock Exchange (the “NYSE”). These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers has complied with all applicable filing requirements during each Fund’s respective fiscal years, except that, a late Form 3 filing was made in January 2010 for Bank of America Corporation, which is a holder of more than 10% of the outstanding Auction Rate Preferred shares of PCN.
Required Vote. Proposal 1, the Liquidation of PCM, will require the affirmative vote of two-thirds (66 2/3%) of PCM’s outstanding shares. Proposal 2, the election of Trustees/Directors of each Fund, will require the following votes: (i) the re-election and election of Messrs. Ogden and Jacobson, respectively, to the Board of Directors of PCM will require the affirmative vote of a majority of the votes validly cast at the Meeting, in person or by proxy; (ii) the re-election of Mr. Belica to the Board of Trustees of PCN, the re-election of Messrs. Kertess and Ogden to the Board of Trustees of PTY will require the affirmative vote of a plurality of the votes of the Common and Preferred Shareholders (voting as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy; (iii) the election of Mr. Jacobson to the Board of Trustees of PCN, and the re-election and election of Messrs. Connor and Jacobson, respectively, to the Board of Trustees of PTY will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy; and (iv) the re-election of Messrs. Belica and Maney and the election of Mr. Jacobson to the Board of Trustees of PKO will require the affirmative vote of a plurality of the votes validly cast at the Meeting, in person or by proxy.
The Board of Trustees/Directors of the Funds Unanimously Recommends That You Vote AGAINST
Proposal 1 and FOR Proposal 2.
ADDITIONAL INFORMATION
Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of PCN, PTY and PKO hold office at the pleasure of the Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers of PCM hold office until the next annual meeting of the Board of Directors and until his successor shall have been elected and qualified. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or the Sub-Adviser are not compensated by the Funds.

Name, Address*	Position(s) Held	Term of Office and Length	Principal Occupation(s) During
and Date of Birth	with Fund	of Time Served	the Past 5 Years
Brian S. Shlissel 11/14/1964	President & Chief Executive Officer	PCM Since April 2008 PCN Since September 2002. Formerly, Treasurer and Principal Financial Accounting Officer PTY Since inception (November 2002) PKO Since inception (November 2007)	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex (2002-2008).

Lawrence G. Altadonna 03/10/1966	Treasurer, Principal Financial and Accounting Officer	PCM Since April 2008 PCN Since September 2002 PTY Since inception (November 2002) PKO Since inception (November 2007)	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	PCM Since April 2008 PTY & PCN Since December 2004 PKO Since inception (November 2007)	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	PCM Since April 2008 PTY & PCN Since October 2004 PKO Since inception (November 2007)	Senior Vice President and Chief Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Scott Whisten 03/13/1971	Assistant Treasurer	PCM Since April 2008 PTY & PCN Since January 2007 PKO Since inception (November 2007)	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Richard J. Cochran 01/23/1961	Assistant Treasurer	Since May 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Name, Address*	Position(s) Held	Term of Office and Length	Principal Occupation(s) During
and Date of Birth	with Fund	of Time Served	the Past 5 Years
Kathleen A. Chapman 11/11/1954	Assistant Secretary	PCM Since April 2008 PTY & PCN Since December 2006 PKO Since inception (November 2007)	Assistant Secretary of 78 funds in the Fund Complex. Formerly, Manager — Individual Investor Group Advisory Law, Morgan Stanley (2004-2005).

Lagan Srivastava 09/20/1977	Assistant Secretary	PCM Since April 2008 PTY & PCN Since December 2006 PKO Since inception (November 2007)	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP (2004-2005).

*	Unless otherwise noted, the address of the Funds’ officers is Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 4th Floor, New York, New York 10105.
Investment Manager and Sub-Adviser. The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Funds. The Manager retains its affiliate, PIMCO, as Sub-Adviser to manage each Fund’s investments. PIMCO is located at 800 Newport Center Drive, Newport Beach, CA 92660. The Manager and the Sub-Adviser are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.
Legal Proceedings. In June and September 2004, the Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.
     Since February 2004, the Manager, and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Manager, or its affiliates or related injunctions.
     In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.
     The Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.
     The foregoing speaks only as of the date of this document.
Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending October 31, 2010 for PCN and PKO, November 30, 2010 for PTY and December 31, 2010 for PCM. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Adviser serve as investment adviser or sub-advisers. PwC is located at 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.
     A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.
     Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.
     In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.
     Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of each Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

          The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).
Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PCM	December 31, 2009	$[ ]
	December 31, 2008	$50,000
PCN	October 31, 2009	$69,000
	October 31, 2008	$69,000
PTY	November 30, 2009	$74,000
	November 30, 2008	$74,000
PKO	October 31, 2009	$55,000
	October 31, 2008*	$55,000*

*	The initial fiscal year for PKO which ended October 31, 2008 covered only eleven months.
Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
PCM	December 31, 2009	$[ ]
	December 31, 2008	$0
PCN	October 31, 2009	$16,000
	October 31, 2008	$16,000
PTY	November 30, 2009	$12,000
	November 30, 2008	$12,000
PKO	October 31, 2009	$0
	October 31, 2008*	$16,000*

*	The initial fiscal year for PKO which ended October 31, 2008 covered only eleven months.
Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Tax Fees
PCM	December 31, 2009	$[ ]
	December 31, 2008	$4,935
PCN	October 31, 2009	$14,175
	October 31, 2008	$14,175
PTY	November 30, 2009	$14,175
	November 30, 2008	$14,175
PKO	October 31, 2009	$[14,175]
	October 31, 2008*	$14,175*

*	The initial fiscal year for PKO which ended October 31, 2008 covered only eleven months.
All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.
During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.
Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

		Aggregate Non-	Non-Audit Fees for
		Audit Fees	Accounting	Aggregate
Fund	Fiscal Year Ended	for Fund	Affiliates	Non-Audit Fees
PCM	December 31, 2009	$[ ]	$[ ]	$[ ]
	December 31, 2008	$0	$638,684	$638,684
PCN	October 31, 2009	$30,175	$4,252,549	$4,282,724
	October 31, 2008	$30,175	$3,894,972	$3,925,147
PTY	November 30, 2009	$26,175	$668,193	$694,368
	November 30, 2008	$26,175	$932,224	$958,399
PKO	October 31, 2009	$14,175	$4,252,549	$4,266,724
	October 31, 2008*	$30,175*	$3,925,147*	$3,955,322 *

*	The initial fiscal year for PKO which ended October 31, 2008 covered only eleven months.
Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee were compatible with maintaining the independence of PwC as the Fund’s principal auditors.
Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, including any adjournment thereof, the persons named as proxies will vote in their sole discretion.
Quorum, Adjournments and Methods of Tabulation. A quorum for each of PCN, PTY and PKO at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of each of PCN, PTY and PKO entitled to vote at the Meeting. For PCM, the presence at the Meeting, in person or by proxy, of Shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of each Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to that Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Proposal for a reasonable time. Any adjournments with respect to a Proposal will require the affirmative vote of a plurality of the Shares of PCN, PTY and PKO and the affirmative vote of a majority of the Shares of PCM entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal. They will vote against any such adjournment those proxies required to be voted against a Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.
          Votes cast by proxy or in person at the Meeting will be counted by persons appointed by PCN, PTY and PKO as tellers, and by PCM as inspectors (collectively, the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers/Inspectors will count the total number of votes cast “for” or “against” approval of each Proposal for that Fund, as well as Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposals for a Fund.
Reports to Shareholders. The 2009 Annual Report to Shareholders for PCM was mailed to Shareholders on or about February ___, 2010. The 2009 Annual Report to Shareholders for PCN was mailed to Shareholders on or about December ___, 2009. The 2009 Annual Report to Shareholders for PTY was mailed to Shareholders on or about January ___, 2010. The 2009 Annual Report to Shareholders for PKO was mailed to Shareholders on or about December ___, 2009. Additional copies of the Annual Reports and the Funds’ Semi-Annual Reports may be obtained without charge from the Funds by calling 1-877-819-2224 or by writing to the Funds at 1345 Avenue of the Americas, New York, NY 10105.
Shareholder Proposals for 2011 Annual Meeting. It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in April 2011. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than October 29, 2010 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2011 annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier than December 28, 2010 and no later than January 12, 2011 for PCN, PTY and PKO, and no earlier than November 28, 2010 and no later than December 28, 2010 for PCM. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.
PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
February 26, 2010

Exhibit A
PCM Fund, Inc.
Form of Plan of Liquidation
     The following Plan of Liquidation (“Plan”) of the PCM Fund, Inc., a corporation organized and existing under the laws of the State of Maryland and a closed-end, non-diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), is intended to accomplish the complete termination of the Fund in conformity with the laws of the State of Maryland, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”) and the Articles of Incorporation and Bylaws of the Fund.
     WHEREAS, under the terms of the Fund’s Articles of Incorporation, approval of a proposal to liquidate the Fund requires the affirmative vote of two-thirds (66⅔%) of the Fund’s shares outstanding and entitled to vote on the matter;
     WHEREAS, at the Annual Meeting of Shareholders on April 14, 2010 (or upon reconvening after an adjournment thereof), [          ] percent of the shareholders of the Fund voted for a proposal to provide for the orderly liquidation of the Fund and the payment of the net proceeds of liquidation to shareholders;
     WHEREAS, on January 25, 2010, the Fund’s Board of Directors unanimously approved this Plan in order to effect the orderly liquidation of the Fund and the payment of the net proceeds of liquidation to shareholders;
     NOW, THEREFORE, the termination of the Fund shall be carried out in the manner hereinafter set forth:
     1. Effective Date of Plan. The Plan shall be and become effective upon the approval of the proposal to liquidate the Fund by the affirmative vote of two-thirds (66⅔%) of the Fund’s shares outstanding and entitled to vote on the matter. The day of such approval is hereinafter called the “Effective Date.”
     2. Liquidation. As promptly as practicable following approval of the Plan, the Fund shall be liquidated in accordance with Section 331 of the Code.
     3. Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its remaining assets ratably among the shareholders of the Fund, in accordance with the provisions of the Plan, after discharging or making reasonable provisions for the Fund’s liabilities.
     4. Notice of Termination. The Fund will mail a notice to the appropriate parties that this Plan has been approved by the Board and that the Fund will be liquidating all of its assets and cancelling all shares of the Fund.
     5. Liquidation of Assets and Payments of Debts. On such date as the President of the Fund may determine, but in all events no later than      , 2010 (“Termination Date”), the Fund shall convert into cash or cash equivalents such portfolio securities as are necessary to pay or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations, known to the Fund and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown.
     6. Liquidation Distribution. On the Liquidation Date, the Fund shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

     7. Management and Expenses of the Fund Subsequent to the Liquidating Distribution. The Fund shall bear the expenses incurred in carrying out this Plan including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of reports to shareholders, whether or not the liquidation contemplated by this Plan is effected.
     8. Power of Board of Directors. The Board of Directors, and subject to the authority of the Directors, the officers, shall have authority to do or authorize any acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns and other papers. The death, resignation or disability of any Director or any officer of the Fund shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.
     9. Amendment of Plan. The Board of Directors shall have the authority to authorize variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Fund, and the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Maryland, the 1940 Act, the Articles of Incorporation and Bylaws of the Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders.

Exhibit B to Proxy Statement
Allianz Global Investors Fund Management Sponsored Closed-End Funds
Audit Oversight Committee Charter
(Adopted as of January 14, 2004,
as amended through
June 10, 2008)
     The Board of Trustees (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.
Statement of Purpose and Functions
     The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.
     The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.
Membership
     The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.
     Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.
Responsibilities and Duties
     The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:
     1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.
     2. To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (“ISB”) No. 1.
     3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
     4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

     5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.
     6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.
     7. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.
     8. Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (“SAS”) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.
     Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.
     9. Discuss with management and the independent auditors the Fund’s unaudited financial statements.
     10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.
     11. Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.
     12. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.
     13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and

(ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.
     14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.
     15. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.
     16. Report to the Board on a regular basis (at least annually) on the Committee’s activities.
     17. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.
The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.
Meetings
     At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.
Outside Resources and Assistance from Management
     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.
Annual Evaluations
     The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments
      The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A
Funds Subject to this Charter
(As of June 10, 2008)
ALLIANZ FUNDS MULTI STRATEGY TRUST (“MST”)
ALLIANZ GLOBAL INVESTORS MANAGED ACCOUNTS TRUST (“AGIMAT”)
NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND (“NCV”)
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II (“NCZ”)
NICHOLAS-APPLEGATE EQUITY & CONVERTIBLE INCOME FUND (“NIE”)
NICHOLAS-APPLEGATE GLOBAL EQUITY & CONVERTIBLE INCOME FUND (“NGZ”)
NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND (“NAI”)
PCM FUND, INC. (“PCM”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)
PIMCO CORPORATE INCOME FUND (“PCN”)
PIMCO CORPORATE OPPORTUNITY FUND (“PTY”)
PIMCO FLOATING RATE INCOME FUND (“PFL”)
PIMCO FLOATING RATE STRATEGY FUND (“PFN”)
PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)
PIMCO HIGH INCOME FUND (“PHK”)
PIMCO INCOME OPPORTUNITY FUND (“PKO”)
PIMCO MUNICIPAL INCOME FUND (“PMF”)
PIMCO MUNICIPAL INCOME FUND II (“PML”)
PIMCO MUNICIPAL INCOME FUND III (“PMX”)
PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)
PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)
PIMCO NEW YORK MUNICIPAL INCOME FUND III (“PYN”)
PIMCO STRATEGIC GLOBAL GOVERNMENT FUND INC. (“RCS”)

Exhibit C-1 to Proxy Statement
Report of Audit Oversight Committee
of the Board of Directors of
PCM Fund, Inc. (the “Fund”)
Dated February 22, 2010
     The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Directors of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended December 31, 2009 were prepared in conformity with the generally accepted accounting principles.
     The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2009. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.
     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.
     Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended December 31, 2009, be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
Submitted by the Audit Oversight Committee of the Board of Directors:

Paul Belica
Robert E. Connor
James A. Jacobson
Hans W. Kertess
William B. Ogden, IV
R. Peter Sullivan III

Exhibit C-2 to Proxy Statement
Report of Audit Oversight Committee
of the Board of Trustees of
PIMCO Corporate Income Fund (the “Fund”)
Dated December 23, 2009
     The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended October 31, 2009 were prepared in conformity with the generally accepted accounting principles.
     The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended October 31, 2009. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.
     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.
     Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2009 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2010.
Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
James A. Jacobson
William B. Ogden, IV
R. Peter Sullivan III

Exhibit C-3 to Proxy Statement
Report of Audit Oversight Committee
of the Board of Trustees of
PIMCO Corporate Opportunity Fund (the “Fund”)
Dated January 25, 2010
     The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended November 30, 2009 were prepared in conformity with the generally accepted accounting principles.
     The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended November 30, 2009. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.
     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.
     Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended November 30, 2009 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2010.
Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
James A. Jacobson
Hans W. Kertess
William B. Ogden, IV
R. Peter Sullivan III

Exhibit C-4 to Proxy Statement
Report of Audit Oversight Committee
of the Board of Trustees of
PIMCO Income Opportunity Fund (the “Fund”)
Dated December 23, 2009
     The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended October 31, 2009 were prepared in conformity with the generally accepted accounting principles.
     The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended October 31, 2009. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.
     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.
     Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2009 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2010.
Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
James A. Jacobson
Hans W. Kertess
William B. Ogden, IV
R. Peter Sullivan III

PROXY
PIMCO CORPORATE INCOME FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO Corporate Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, April 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Please mark
☑	votes as in
this example.
Your Board of Trustees urges you to vote “FOR” the election of the Nominee.
I. Election of Trustee:
(01)	Paul Belica (Class II)

FOR THE NOMINEE	☐	☐	WITHHOLD FROM THE NOMINEE

PIMCO CORPORATE INCOME FUND

COMMON SHARES
II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.

Shareholder signature:	Date:	Joint Owner (if any) signature:	Date:

PROXY
PIMCO CORPORATE INCOME FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO Corporate Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, April 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

☒	Please mark votes as in this example.
Your Board of Trustees urges you to vote “FOR” the election of all Nominees.
I. Election of Trustees:
     (01) Paul Belica (Class II)
     (02) James A. Jacobson (Class II)

FOR ALL NOMINEES	☐	☐	WITHHOLD FROM ALL NOMINEES

☐
For all Nominees except as noted above

PIMCO CORPORATE INCOME FUND

PREFERRED SHARES
II.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.

Shareholder signature:	Date:	Joint Owner (if any) signature:	Date:

PROXY
PIMCO CORPORATE OPPORTUNITY FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO Corporate Opportunity Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, April 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books Of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Please mark
☑	votes as in
this example.

Your Board of Trustees urges you to vote “FOR” the election of all Nominee.
I.	Election of Trustees:
(01) Hans W. Kertess (Class I)
(02) William B. Ogden, IV (Class I)

	FOR ALL NOMINEES	☐	☐	WITHHOLD FROM ALL NOMINEES

☐

For all Nominees except as noted above

PIMCO CORPORATE OPPORTUNITY FUND

COMMON SHARES
II.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.

Shareholder signature:	Date:	Joint Owner (if any) signature:	Date:

PROXY
PIMCO CORPORATE OPPORTUNITY FUND
PREFERRED SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of preferred shares of PIMCO Corporate Opportunity Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, April 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Please mark
☑	votes as in
this example.
Your Board of Trustees urges you to vote “FOR” the election of all Nominees.
I. Election of Trustees:
(01) Robert E. Connor (Class I)
(02) James A. Jacobson (Class II)
(03) Hans W. Kertess (Class I)
(04) William B. Ogden, IV (Class I)

	FOR ALL NOMINEES	☐	☐	WITHHOLD FROM ALL NOMINEES

☐

For all Nominees except as noted above

PIMCO CORPORATE OPPORTUNITY FUND

PREFERRED SHARES
II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.

Shareholder signature:	Date:	Joint Owner (if any) signature:	Date:

PROXY
PCM FUND, INC.
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND
The undersigned holder of common shares of PCM Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 11:30 a.m., Eastern Time, April 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSALS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “AGAINST” PROPOSAL 1 AND “FOR” PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

☑	Please mark votes as in this example.
Your Board of Directors urges you to vote “AGAINST” the liquidation of the Fund.
I.	Liquidation of Fund:

FOR FUND LIQUIDATION	☐	☐	AGAINST FUND LIQUIDATION
Your Board of Directors urges you to vote “FOR” the election of the Nominee.
II.	Election of Director:

(01) James A. Jacobson (Class I) (02) William B. Ogden, IV (Class I)

FOR ALL NOMINEES	☐	☐	WITHHOLD FROM ALL NOMINEES

☐	For all Nominees except as noted above

PCM FUND, INC.

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.

Shareholder signature:	Date:	Joint Owner (if any) signature:	Date:

PROXY
PIMCO INCOME OPPORTUNITY FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO Income Opportunity Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, April 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

☑	Please mark votes as in this example.
Your Board of Trustees urges you to vote “FOR” the election of all Nominees.
I.	Election of Trustees:

(01) Paul Belica (Class II) (02) James A. Jacobson (Class II) (03) John C. Maney (Class II)

FOR ALL NOMINEES	☐	☐	WITHHOLD FROM ALL NOMINEES

☐	For all Nominees except as noted above

PIMCO INCOME OPPORTUNITY FUND

COMMON SHARES
II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.

Shareholder		Joint Owner
signature:	Date:	(if any) signature:	Date: